UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 1, 2010

GHN AGRISPAN HOLDING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-162471	88- 0142286
(Commission File Number)	(IRS Employer Identification No.)

402 M, No. 16 Xinfeng 3rd Road, Xiamen City, PRC

(Address of Principal Executive Offices)(Zip Code)

+86-136-6600-1113

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information

On September 1, 2010, GHN Agrispan Holding Company issued the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(c) The following exhibit is filed with this Form 8-K:

99.1  Press Release issued by GHN Agrispan Holding Company on September 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GHN Agrispan Holding Company

By:	/s/ Yi Zhen Xu
Name:	Yi Zhen Xu
Title:	Chairman and Executive Director, Chief Executive Officer and Principal Executive Officer
September 1, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release From GHN Agrispan Holding Company dated September 1, 2010.